Exhibit 10.3
FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of November 18, 2009 (this “Amendment”), is entered into among WILLIS NORTH AMERICA INC., a Delaware corporation (the “Borrower”), WILLIS GROUP HOLDINGS LIMITED, an exempted company under the Companies Act 1981 of Bermuda (the “Parent”), the other Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.
RECITALS
     A. The Borrower, the Parent, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of October 1, 2008 (as amended and modified from time to time, including by this Amendment, the “Credit Agreement”).
     B. The parties hereto have agreed to amend the Credit Agreement as provided herein.
     C. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.
AGREEMENT
     1. Amendments.
     (a) The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is amended by adding the words “other than Guarantees arising solely as a result of Liens permitted by Section 7.02(i)”.
     (b) The following new definitions are added to Section 1.01 (Defined Terms) of the Credit Agreement in alphabetical order:
     “Gras Savoye Transactions” means the series of related transactions relating to the Disposition by the Parent and any of its Subsidiaries of all of the Equity Interests in Gras Savoye & Cie to Topco, or an affiliate thereof, for consideration consisting of cash, notes issued by Topco or an affiliate thereof or Equity Interest in Topco, or any combination of the foregoing, and after giving effect to which (a) unless otherwise permitted by Section 7.02, neither the Parent nor any of its Subsidiaries shall be liable for any Indebtedness of Topco or any of its Subsidiaries except to the extent of the Liens permitted by Section 7.02(i), (b) the Parent and its Subsidiaries receive Net Cash Proceeds in exchange for the Disposition of Equity Interests in Gras Savoye & Cie of not less than €85,000,000, and (c) no Person shall have the right to require the Parent or any of its Subsidiaries to purchase, acquire or otherwise hold any Equity Interests of, or Indebtedness owing by, Topco or any of its Subsidiaries prior to the Maturity Date except (i) Investments expressly permitted by Section 7.03(j), or (ii) any Investment required to be made pursuant to such Person’s right to require the Parent or any of its Subsidiaries to purchase, acquire or otherwise hold any Equity Interests of, or Indebtedness owing by, Topco or any of its Subsidiaries that is otherwise permitted by Section 7.03.
     “Topco” means any entity that following the consummation of the Gras Savoye Transactions is owned in part by the Parent or any Subsidiary and shall hold, directly or indirectly, Equity Interests in Gras Savoye & Cie.
     (c) Section 7.01 (Negative Covenants; Subsidiary Indebtedness) of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (f) thereof; (ii) replacing the period at the end of clause (g) thereof with a semicolon and the word “and”; and (iii) by inserting a new clause (h) thereto to read as follows:
     (h) Indebtedness consisting solely of Liens permitted under Section 7.02(i) so long as no holder of any such Indebtedness has any recourse with respect thereto to the Parent or any of its Subsidiaries, or their assets, beyond the assets subject to such Liens.
     (d) Section 7.02 (Negative Covenants; Liens) of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (g) thereof; (ii) replacing the period at the end of clause (h) thereof with a semicolon and the word “and”; and (iii) by inserting a new clause (i) thereto to read as follows:
     (i) Liens on Investments in Topco granted in connection with and as contemplated by the Gras Savoye Transactions.
     (e) Section 7.03 (Negative Covenants; Investments) of the Credit Agreement is amended by (i) inserting at the beginning of clause (f)(ii) thereof the words “at any time prior the consummation of the Gras Savoye Transactions,”; (ii) deleting the word “and” and the end of clause (g) thereof; (iii) replacing the period at the end of clause (h) thereof with a semicolon; and (iv) by inserting new clauses (i) and (j) thereto to read as follows:
     (i) Investments in Topco made in connection with and as contemplated by the Gras Savoye Transactions; and
     (j) Investments in Topco consisting of purchases of Equity Interests of Topco held by past, present or future officers, directors and employees of Topco and its Subsidiaries and any relatives of the forgoing and any entities controlled thereby, so long as such repurchase is required to be made in connection with a termination of the applicable officer, director or employee pursuant to, and is made in accordance with the terms of, applicable management and/or employee stock plans, stock subscription agreements or shareholders agreements.

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     (f) Section 7.05 (Negative Covenants; Asset Sales) of the Credit Agreement is amended by (i) deleting the word “and” and the end of clause (c) thereof; and (ii) by inserting new clauses (e) and (f) thereto to read as follows:
     (e) Dispositions of all of the Equity Interests of Gras Savoye & Cie in connection with and as contemplated by the Gras Savoye Transactions            so long as 100% of the Net Cash Proceeds from such Dispositions are applied to prepay the Term Loan within ten Business Days from the date of receipt of such Net Cash Proceeds; and
     (f) Dispositions of Equity Interests or other interests in Topco to members of management of Topco under contractual arrangements entered into in connection with the Gras Savoye Transactions.
     2. Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:
     (a) Executed Documents. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Parent, the other Guarantors, the Required Lenders and the Administrative Agent.
     (b) Fees and Expenses. The Borrower shall have paid to the Administrative Agent (or its applicable affiliate), all fees and expenses required to be paid on or before the date hereof in connection with this Amendment, in accordance with Section 10.04 of the Credit Agreement or any other Loan Document.
     3. Ratification of Loan Documents. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (as amended hereby).
     4. Authority/Enforceability. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:
     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (c) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Person of this Amendment.

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     (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.
     5. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants that after giving effect to this Amendment (a) the representations and warranties of (i) the Parent and the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and (B) the making of the representation and warranty contained in Section 5.04(b) of the Credit Agreement and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     6. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic mail shall be effective as an original.
     7. Reference to the Effect of the Credit Agreement.
          (a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.
          (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent under the Credit Agreement, nor constitute a waiver or amendment of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.
     8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	WILLIS NORTH AMERICA INC.
	By:	/s/ Derek Smyth
		Name:	Derek Smyth
		Title:	Chief Financial Officer

GUARANTORS:	WILLIS GROUP HOLDINGS LIMITED
	By:	/s/ Patrick C. Regan
		Name:	Patrick C. Regan
		Title:	CFO

TA I LIMITED
	By:	/s/ Patrick C. Regan
		Name:	Patrick C. Regan
		Title:	Director

TA II LIMITED
	By:	/s/ Patrick C. Regan
		Name:	Patrick C. Regan
		Title:	Director

TA III LIMITED
	By:	/s/ Patrick C. Regan
		Name:	Patrick C. Regan
		Title:	Director

TA IV LIMITED
	By:	/s/ Patrick C. Regan
		Name:	Patrick C. Regan
		Title:	Director

Willis North America, Inc.
Fourth Amendment to Credit Agreement
Signature Pages

TRINITY ACQUISITION LIMITED
By:	/s/ Patrick C. Regan
	Name:	Patrick C. Regan
	Title:	Director

WILLIS GROUP LIMITED
By:	/s/ Patrick C. Regan
	Name:	Patrick C. Regan
	Title:	Director

WILLIS INVESTMENT UK HOLDINGS LIMITED
By:	/s/ Patrick C. Regan
	Name:	Patrick C. Regan
	Title:	Director

Willis North America, Inc.
Fourth Amendment to Credit Agreement
Signature Pages

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.
	By:	/s/ John Kushnerick
		Name:	John Kushnerick
		Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A. as a Lender and the Swing Line Lender
	By:	/s/ John Kushnerick
		Name:	John Kushnerick
		Title:	Vice President

JPMORGAN CHASE BANK, N.A.
	By:	/s/ Mark Cisz
		Name:	Mark Cisz
		Title:	Executive Director

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:

SUNTRUST BANK
	By:	/s/ W. Bradley Hamilton
		Name:	W. Bradley Hamilton
		Title:	Director

ING CAPITAL LLC
	By:	/s/ Mark Newsome
		Name:	Mark Newsome
		Title:	Director

LLOYDS TSB BANK PLC
	By:	/s/ Candi Obrentz
		Name:	Candi Obrentz
		Title:	Associate Director

	By:	/s/ Morgan Beanland
		Name:	Morgan Beanland
		Title:	Senior Vice President, Financial Institutions

Willis North America, Inc.
Fourth Amendment to Credit Agreement
Signature Pages

MORGAN STANLEY BANK
By:	/s/ James E. Bonetti
	Name:	James E. Bonetti
	Title:	Authorized Signatory

BARCLAYS BANK PLC
By:	/s/ S. McMillan
	Name:	S. McMillan
	Title:	Director-Strategic Debt Finance

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NY BRANCH
By:	/s/ Scott Schaffer
	Name:	Scott Schaffer
	Title:	Authorized Signatory

SCOTIABANK EUROPE PLC
By:	/s/ Bram Cartwell
	Name:	Bram Cartwell
	Title:	Director

NATIONAL CITY BANK
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Daniel R. Raynor
	Name:	Daniel R. Raynor
	Title:	Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ Scott Royster
	Name:	Scott Royster
	Title:	Assistant Vice President

Willis North America, Inc.
Fourth Amendment to Credit Agreement
Signature Pages

COMERICA BANK
By:	/s/ Aurora A. Battaglia
	Name:	Aurora A. Battaglia
	Title:	Vice President

DANSKE BANK
By:
Name:
Title:

THE NORTHERN TRUST COMPANY
By:	/s/ Chris McKean
	Name:	Chris McKean
	Title:	Vice President

ALLIED IRISH BANKS, P.L.C.
By:	/s/ Shreya Shah
	Name:	Shreya Shah
	Title:	Vice President

By:	/s/ Gregory J. Wiske
	Name:	Gregory J. Wiske
	Title:	Sr. Vice President

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH
By:	/s/ Shelley He
	Name:	Shelley He
	Title:	Deputy General Manager

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. (NEW YORK BRANCH)
By:
Name:
Title:

CHANG HWA COMMERCIAL BANK
By:
Name:
Title:

AIB DEBT MANAGEMENT, LIMITED
By:	/s/ Shreya Shah
	Name:	Shreya Shah
	Title:	Vice President

By:	/s/ Gregory J. Wiske
	Name:	Gregory J. Wiske
	Title:	Sr. Vice President
Willis North America, Inc.
Fourth Amendment to Credit Agreement
Signature Pages